                                                                 EXHIBIT 10.17.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This Second Amendment to Credit Agreement (this "Second Amendment") is executed effective as of September 26, 2003 (the "Effective Date"), by and among Trinity Industries, Inc., a Delaware corporation (the "Borrower"), JPMorgan Chase Bank, as the Administrative Agent (the "Administrative Agent"), and the financial institutions parties hereto as Lenders (individually a "Lender" and collectively the "Lenders").

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Administrative Agent, the Syndication Agents and the Lenders are parties to that certain Credit Agreement dated as of June 4, 2002, as amended by that certain First Amendment to Credit Agreement dated as of October 16, 2002 (as amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans to the Borrower; and

         WHEREAS, the Borrower has requested that the Lenders amend certain terms of the Credit Agreement in certain respects; and

         WHEREAS, subject to the terms and conditions herein contained, the Lenders party hereto have agreed to the Borrower's request.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and each Lender party hereto hereby agree as follows:

         Section 1. AMENDMENTS. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the terms and conditions contained herein, the Credit Agreement is hereby amended, effective as of the Effective Date, in the manner provided in this Section 1.

                  1.1 ADDITIONAL DEFINITIONS. Section 1.01 of the Credit Agreement is amended to add thereto in alphabetical order the definitions of "Convertible Preferred Stock," "Equity Contribution," "ETC Indebtedness," "Second Amendment," "Second Amendment Closing Date" and "TILC Interest Coverage Ratio" which shall read in full as follows:

                  "Convertible Preferred Stock" means the Borrower's 4.5% Series B Redeemable Convertible Preferred Stock (a) containing the rights and preferences set forth in the Certificate of Designations of Series B Redeemable Convertible Preferred Stock of Trinity Industries, Inc. filed with the Secretary of State of Delaware, and (b) issued pursuant to the Equity Contribution.

                  "Equity Contribution" means a cash contribution to the equity capital of the Borrower in an aggregate gross amount equal to $60,000,000, such contribution being made on June 25, 2003 in connection with the Borrower's issuance of its Convertible Preferred Stock.

                  "ETC Indebtedness" means the Indebtedness evidenced by Equipment Trust Certificate Financing (Series 12) in an aggregate amount not to exceed $170,000,000, which Indebtedness is secured by leased rail equipment pledged to a trustee acting on behalf of the holders of such Equipment Trust Certificates.

                  "Second Amendment" means that certain Second Amendment to Credit Agreement dated as of September 26, 2003, among the Borrower, the Administrative Agent and the Lenders party thereto.

                  "Second Amendment Closing Date" means the date on which all conditions precedent to the effectiveness of the Second Amendment shall have been satisfied, which date shall be September 26, 2003.

                  "TILC Interest Coverage Ratio" means, on any day, the ratio of
(a) EBITDA derived from the assets pledged to (i) the TILC Conduit Indebtedness, and (ii) the ETC Indebtedness for the Rolling Period ending on the then most recent Quarterly Date to (b) cash interest payments made by the Borrower and its Subsidiaries on a consolidated basis during such Rolling Period with respect to the TILC Conduit Indebtedness and/or the ETC Indebtedness during such Rolling Period.

                  1.2 AMENDMENT TO DEFINITIONS. The definitions of "EBITDA," "Interest Coverage Ratio," "Leverage Ratio," "Loan Documents," "TILC Conduit Indebtedness" and "Total Debt" set forth in Section 1.01 of the Credit Agreement are amended to read in full as follows:

                  "EBITDA" means, as to any Person for any period, without duplication, the amount equal to the following calculated for such Person and its consolidated subsidiaries on a consolidated basis: net income determined in accordance with GAAP, plus to the extent deducted from net income, the sum of
(a) Interest Expense, depreciation, amortization, income and franchise tax expenses, plus (b) one-time cash charges in an aggregate amount not to exceed an amount agreed to by the Lenders based upon existing facts and circumstances; provided that non-recurring, non-cash gains or losses and/or extraordinary gains or losses for any such period, including, but not limited to, gains or losses on the disposition of assets (other than in connection with the sale of rail cars from the lease fleet in the ordinary course of business) shall not be included in EBITDA. EBITDA will be adjusted on a pro forma basis (determined in accordance with GAAP) to give effect during applicable historical periods to Permitted Acquisitions as if such Permitted Acquisitions had been made at the beginning of the applicable period.

                  "Interest Coverage Ratio" means, on any day, the ratio of (a) EBITDA (excluding any EBITDA for such Rolling Period derived from the assets pledged to (i) the TILC Conduit Indebtedness, (ii) the ETC Indebtedness) for the Rolling Period ending on the then most recent Quarterly Date less Capital Expenditures (Non-Leasing Company) (excluding such Capital Expenditures (Non-Leasing Company) financed with the proceeds of the Equity Contribution) for such Rolling Period to (b) cash interest payments made by the Borrower and its Subsidiaries on a consolidated basis during such Rolling Period, excluding any such interest payments (as applicable) made with respect to the TILC Conduit Indebtedness and/or the ETC Indebtedness during such Rolling Period.

                  "Leverage Ratio" means, on any day, the ratio of (a) Total Debt of t he Borrower and its Subsidiaries on a consolidated basis as of the date of determination to (b) EBITDA for the Rolling Period ending on the most recent Quarterly Date as of the date of determination excluding EBITDA derived from the assets pledged to (i) the TILC Conduit Indebtedness, and (ii) the ETC Indebtedness, calculated on a pro forma basis.

                  "Loan Documents" means this Agreement, the First Amendment, the Second Amendment, the Notes, the Subsidiary Guaranties, the Security Instruments, the Intercreditor Agreement, the Letters of Credit, any Borrowing Request, any Interest Election Request, any Assignment and Acceptance, the Fee Letter, and all other agreements (including Hedging Agreements) relating to this Agreement, the Loans, the Lender Indebtedness or the Collateral entered into from time to time between or among the Borrower (or any or all of its Subsidiaries) and the Administrative Agent or any Lender (or, with respect to the Hedging Agreements, any Affiliates of any Lender), and any document delivered by the Borrower or any of its Subsidiaries in connection with the foregoing, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.

                  "TILC Conduit Indebtedness" means the Indebtedness created or incurred after the date hereof (including Indebtedness pursuant to the warehouse facility established by Credit Suisse First Boston, New York Branch and certain other financial institutions, and any term out of such facility) in favor of a wholly-owned special purpose subsidiary of TILC in an aggregate amount not to exceed $600,000,000, such Indebtedness to be (i) used to finance a portion of the lease fleet owned (or to be owned) by such subsidiary, (ii) secured by such applicable railcars and associated underlying third party leases, and (iii) non-recourse to the Borrower.

                  "Total Debt" means, for any period, all Indebtedness (other than the TILC Conduit Indebtedness and the ETC Indebtedness) of the Borrower and its Subsidiaries on a consolidated basis, excluding, without duplication, the sum of (a) LC Exposure for such period plus (b) Existing LC Exposure for such period.

                  1.3 AMENDMENT TO LETTER OF CREDIT SUBLIMIT. Sections 2.05(b) and 4.02(d) of the Credit Agreement are each amended by deleting the references to "$100,000,000" in each such section and inserting in lieu thereof a reference to "$150,000,000."

                  1.4 AMENDMENT TO PREPAYMENT OF LOANS. Section 2.11 of the Credit Agreement is amended to add a new clause (f) thereto which shall read in full as follows:

                           "(f) Notwithstanding anything to the contrary
                  contained in this Agreement or in any other Loan Document, on or prior to the Second Amendment Closing Date, the Borrower shall make a mandatory prepayment of the Term Loans in an amount equal to $25,000,000, such prepayment to be applied on a pro rata basis among the Term Lenders."

                  1.5 AMENDMENT TO INVESTMENT COVENANT. Section 7.04(f) of the Credit Agreement is amended to read in full as follows:

                           "(f) investments existing on the Second Amendment
                  Closing Date and set forth in Schedule 7.04."

                  1.6      AMENDMENT TO RESTRICTED PAYMENTS COVENANT. Section
7.06 of the Credit Agreement is amended to read in full as follows:

                           "SECTION 7.06 RESTRICTED PAYMENTS. The Borrower will
                  not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Borrower may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock, (b) Subsidiaries may declare and pay dividends ratably with respect to their capital stock, (c) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries, including, without limitation, pursuant to any severance packages for management or employees of the Borrower and its Subsidiaries and approved by the Board of Directors of the Borrower, (d) provided no Default has occurred which is continuing, the Borrower may, for each Fiscal Year, commencing with the Fiscal Year ending December 31, 2003, declare and pay dividends in an aggregate amount not in excess of $15,000,000 (the "Dividend Basket"); provided, that, in the event the ratings established by S&P and Moody's for the Index Debt are increased to BBB- (stable)/Ba1 (stable) or above, and for so long as such Index Debt remains at or above such level or category with respect to both S&P and Moody's (and further provided no Default has occurred which is continuing), the Dividend Basket shall be increased to an aggregate amount not in excess of $20,000,000 for any Fiscal Year; provided, further that, in the event the ratings established by S&P and Moody's for the Index Debt are increased to BBB- (stable)/Baa3 (stable) or above, and for so long as such Index Debt remains at or above such level or category with respect to both S&P and Moody's (and further provided no Default has occurred which is continuing), the Dividend Basket shall be increased to an aggregate amount not in excess of $35,000,000 for any Fiscal Year, and (e) provided no Default has occurred which is continuing, the Borrower may, for each Fiscal Year, commencing with the Fiscal Year ending December 31, 2003, declare and pay dividends (in addition to those contemplated by clause (d) of this definition) in respect of its Convertible Preferred Stock in an aggregate amount not in excess of $3,500,000 (the "CPS Dividend Basket"); provided, that, in the event the Borrower elects (by written notice to the Administrative Agent) to reduce the CPS Dividend Basket, the Dividend Basket shall (subject to the foregoing terms and conditions) increase (on a dollar for dollar basis) by an aggregate amount equal to the lesser of
                  (i) the amount of the reduction to the CPS Dividend Basket, and (b) $2,000,000."

                  1.7      AMENDMENTS TO FINANCIAL COVENANTS. Sections 7.09(a),
(b) and (d) of the Credit Agreement are amended to read in full as follows:

                           "(a)     The Borrower will not permit the Interest
                  Coverage Ratio to be less than the ratio for each Rolling Period indicated below:

-------------------------------------------------------------------
                        Period                             Ratio
                        ------                             -----
-------------------------------------------------------------------
Rolling Period ending September 30, 2003               1.75 to 1.00
-------------------------------------------------------------------
Rolling Period ending December 31, 2003                2.25 to 1.00
-------------------------------------------------------------------
Rolling Period ending March 31, 2004                   2.25 to 1.00
-------------------------------------------------------------------
Each Rolling Period thereafter                         2.75 to 1.00
-------------------------------------------------------------------

                           (b) The Borrower will not permit the Leverage Ratio to be greater than the ratio for each Rolling Period indicated below:

-------------------------------------------------------------------
                           Period                          Ratio
                           ------                          -----
-------------------------------------------------------------------
Rolling Period ending September 30, 2003               3.50 to 1.00
-------------------------------------------------------------------
Rolling Period ending December 31, 2003                3.00 to 1.00
-------------------------------------------------------------------
Each Rolling Period thereafter                         2.75 to 1.00
-------------------------------------------------------------------

                           (d) The Borrower will not permit the Asset Coverage Ratio to be less than 2.50 to 1.00 at any time."

                  1.8 ADDITIONAL FINANCIAL COVENANT. Section 7.09 of the Credit Agreement is amended to add a new clause (e) thereto which shall read in full as follows:

                           "(e)     The Borrower will not permit the TILC
                  Interest Coverage Ratio to be less than 1.50 to 1.00 for each Rolling Period ending on and after September 30, 2003."

                  1.9 AMENDMENT TO EXHIBIT E AND SCHEDULE 7.04. Exhibit E and Schedule 7.04 to the Credit Agreement are each hereby deleted in their entirety and each replaced by Exhibit E and Schedule 7.04, respectively, attached to this Second Amendment.

         Section 2. EFFECTIVENESS OF AMENDMENT. This Second Amendment shall be effective automatically and without the necessity of any further action by the Administrative Agent, the Borrower or any Lender when counterparts hereof have been executed by the Administrative Agent, the Borrower and the Required Lenders, and all conditions to the effectiveness hereof set forth herein (including, without limitation, the conditions set forth in Section 3 hereof) have been satisfied.

         Section 3. CLOSING DELIVERIES. Unless otherwise provided herein, simultaneously with the execution and delivery hereof, and as a condition to the effectiveness hereof, the Borrower shall deliver or pay to, or cause the delivery or payment to, the Administrative Agent: (a) the prepayment on the Term Loans due on or prior to the date hereof pursuant to Section 2.11(f) of the Credit Agreement (after giving effect to this Second Amendment), (b) the amendment fee due and payable in accordance with Section 4 hereof, (c) such arrangement and other fees due and payable to the Administrative Agent and/or its Affiliates (for their own account) pursuant to any separate agreement among or between the Borrower, the Administrative Agent and its Affiliates, (d) the fees and expenses of counsel to the Administrative

Agent due and payable in accordance with Section 5 hereof, and (e) such certificates of Authorized Officers of the Borrower, certified copies of resolutions of the Board of Directors of the Borrower, and such other documents, instruments and agreements as the Administrative Agent shall require to evidence the due authorization, execution and delivery of this Second Amendment and the transactions contemplated hereby.

         Section 4. AMENDMENT FEE. Upon execution of this Second Amendment by the Required Lenders (any such Lender executing and delivering this Second Amendment to the Administrative Agent prior to 5:00 p.m. (Dallas, Texas time) on September 26, 2003, being referred to herein as an "Executing Lender"), the Borrower shall pay to the Administrative Agent for the ratable benefit of the Executing Lenders a fee in the aggregate amount of two-tenths of one percent (.20%) of the aggregate Commitments of all Executing Lenders on the date hereof. Such fee shall be distributed by the Administrative Agent ratably to each such Executing Lender provided that such Executing Lender has executed and delivered this Second Amendment to the Administrative Agent prior to 5:00 p.m. (Dallas, Texas time) on September 26, 2003.

         Section 5. LEGAL FEES. Upon execution of this Second Amendment by the Required Lenders, the Borrower shall pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with this Second Amendment and all related documents and transactions.

         Section 6. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. To induce the Lenders and the Administrative Agent to enter into this Second Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                  6.1 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of the Borrower contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof after giving effect to the amendments set forth in Section 1 hereof.

                  6.2 DUE AUTHORIZATION, NO CONFLICTS. The execution, delivery and performance by the Borrower of this Second Amendment are within the Borrower's corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrower or its Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrower or its Subsidiaries except for Permitted Encumbrances.

                  6.3 VALIDITY AND BINDING EFFECT. This Second Amendment constitutes the valid and binding obligations of the Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

                  6.4 NO DEFENSES. The Borrower has no defenses to payment, counterclaim or rights of set-off with respect to the indebtedness, obligations and liabilities of the Borrower under the Loan Documents existing on the date hereof.

                  6.5 ABSENCE OF DEFAULTS. After giving effect to the amendments set forth in Section 1 hereof, neither a Default nor an Event of Default has occurred which is continuing.

         Section 7.        MISCELLANEOUS.

                  7.1 REAFFIRMATION OF LOAN DOCUMENTS. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The Borrower hereby agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the indebtedness, obligations and liabilities of the Borrower under the Loan Documents.

                  7.2 PARTIES IN INTEREST. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

                  7.3 COUNTERPARTS. This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Second Amendment until counterparts hereof have been executed by the Borrower and the Required Lenders. Facsimiles shall be effective as originals.

                  7.4 COMPLETE AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

                  7.5 HEADINGS. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

                            [Signature Pages Follow]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                    TRINITY INDUSTRIES, INC.

                                    By: /s/ S. Theis Rice
                                        S. Theis Rice,
                                        Vice President, Legal Affairs

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                              JPMORGAN CHASE BANK, as a Revolving
                              Lender, a Term Lender and as Administrative Agent

                              By: /s/ Michael J. Lister
                                  Michael J. Lister,
                                  Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                    DRESDNER BANK AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES, as a Revolving Lender

                                    By: /s/ Deborah Carlson
                                    Name: Deborah Carlson
                                    Title: Director

                                    By: /s/ Stephen Kovach
                                    Name: Stephen Kovach
                                    Title:   Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                    THE ROYAL BANK OF SCOTLAND PLC, as a
                                    Revolving Lender

                                    By: /s/ David Apps
                                    Name: David Apps
                                    Title:   Senior Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                    BANK ONE, NA, as a Revolving Lender

                                    By: /s/ Randall Taylor
                                    Name: Randall Taylor
                                    Title: Managing Director

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                    THE BANK OF TOKYO - MITSUBISHI, LTD.,
                                    as a Revolving Lender

                                    By: /s/ D. Barnell
                                    Name: D. Barnell
                                    Title: Vice President

                                    By: /s/ J. Mearns
                                    Name: J. Mearns
                                    Title: Vice President and Manager

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                    WACHOVIA BANK, N.A., as a Revolving Lender and a Term Lender

                                    By: /s/ Frederick E. Blumer
                                    Name: Frederick E. Blumer
                                    Title: Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                    BNP PARIBAS, as a Revolving Lender

                                    By: /s/ Jeff Tebeaux
                                    Name: Jeff Tebeaux
                                    Title: Vice President

                                    By: /s/ Henry F. Setina
                                    Name: Henry F. Setina
                                    Title: Director

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                    CREDIT SUISSE FIRST BOSTON, CAYMAN
                                    ISLANDS BRANCH, as a Revolving Lender

                                    By: /s/ Karl Studer
                                    Name: Karl Studer
                                    Title: Director

                                    By: /s/ Erik Boehmer
                                    Name: Erik Boehmer
                                    Title: Assistant Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                    THE BANK OF NOVA SCOTIA, as a Revolving
                                    Lender

                                    By: /s/ Chris J. Allen
                                    Name: Chris J. Allen
                                    Title: Managing Director & Office Head

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                    Landmark CDO Limited
                                    By: Aladdin Capital Management LLC
                                        As Manager

                                        By: /s/  Joesph Moroney, CFA
                                        Name: Joesph Moroney, CFA
                                        Title: Authorized Signatory

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                    Landmark II CDO Limited
                                    By:      Aladdin Capital Management LLC
                                             As Manager

                                             By: /s/  Joesph Moroney, CFA
                                             Name: Joesph Moroney, CFA
                                             Title: Authorized Signatory

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                    AMMC CDO I, LIMITED
                                    By:      American Money Management Corp.,
                                             as Collateral Manager

                                             By: /s/  David P. Meyer
                                             Name: David P. Meyer
                                             Title: Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                    AMMC CDO II, LIMITED
                                    By: American Money Management Corp.,
                                        as Collateral Manager

                                         By: /s/  David P. Meyer
                                         Name: David P. Meyer
                                         Title: Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                    Gallatin Funding I Ltd.
                                    By: Bear Stearns Asset Management Inc.
                                        as its Collateral Manager

                                        By: /s/ Jonathan Berg
                                        Name: Jonathan Berg
                                        Title: Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                    Atrium CDO

                                    By: /s/  David H. Lerner
                                    Name: David H. Lerner
                                    Title: Authorized Signatory

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                    CSAMI

                                    By: /s/  David H. Lerner
                                    Name: David H. Lerner
                                    Title: Authorized Signatory

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                    CSAMII

                                    By: /s/  David H. Lerner
                                    Name: David H. Lerner
                                    Title: Authorized Signatory

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                             First Dominion Funding I

                                             By: /s/  David H. Lerner
                                             Name: David H. Lerner
                                             Title: Authorized Signatory

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                             First Dominion Funding II

                                             By: /s/  David H. Lerner
                                             Name: David H. Lerner
                                             Title: Authorized Signatory

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                       Franklin CLO I, Limited
                                       Franklin CLO II, Limited
                                       Franklin CLO III, Limited
                                       Franklin Floating Rate Trust
                                       Franklin Floating Rate Master Serioes
                                       Franklin Floating Rate Daily Access Fund

                                       By: /s/  Richard Hsu
                                       Name: Richard Hsu
                                       Title: Asst. Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                    INDOSUEZ CAPITAL FUNDING VI, LIMITED
                                    By: Indosuez Capital as Collateral Manager

                                    By: /s/  Charles Kobayashi
                                    Name: Charles Kobayashi
                                    Title: Principal and Portfolio Manager

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                             ARCHIMEDES FUNDING III. LTD.
                                             By: ING Capital Advisors LLC,
                                                 as Collateral Manager

                                             By: /s/  Steven Gorsk
                                             Name: Steven Gorsk
                                             Title: Director

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                          ARCHIMEDES FUNDING IV (CAYMAN), LTD..
                                          By: ING Capital Advisors LLC,
                                              as Collateral Manager

                                              By: /s/  Steven Gorsk
                                              Name: Steven Gorsk
                                              Title: Director

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                             BALANCED HIGH-YIELD FUND II, LTD.
                                             By: ING Capital Advisors LLC,
                                                 as Asset Manager

                                                 By: /s/  Steven Gorsk
                                                 Name: Stevn Gorsk
                                                 Title: Director

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

      The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                             ENDURANCE CLO I, LTD.
                                             C/o  ING Capital Advisors LLC,
                                                  as Portfolio Manager

                                                  By: /s/  Steven Gorsk
                                                  Name: Steven Gorsk
                                                  Title: Director

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                             ORYX CLO, LTD.
                                             By:  ING Capital Advisors LLC,
                                                  as Collateral Manager

                                                  By: /s/ Steven Gorsk
                                                  Name: Steven Gorsk
                                                  Title: Director

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                             NEMEAN CLO, LTD.
                                             By: ING Capital Advisors LLC,
                                                 as Investment Manager

                                                By: /s/ Steven Gorsk
                                                Name: Steven Gorsk
                                                Title: Director

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                             SEQUILS-ING I (HBDGM), LTD.
                                             By: ING Capital Advisors LLC,
                                                 as Collateral Manager

                                                 By: /s/ Steven Gorsk
                                                 Name: Steven Gorsk
                                                 Title: Director

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                        /s/ James Dingler

                                        Madison Avenue CDO IV, Limited
                                        By Metropolitan Life Insurance Company,
                                           as Collateral Manager
                                        Name: James Dingler
                                        Title: Director

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                         /s/  James Dingler

                                         By Metropolitan Life Insurance Company
                                         Name: James Dingler
                                         Title: Director

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                             Clydesdale CLO 2001-1, Ltd.

                                             By: /s/  Richard W. Stewart
                                             Name: Richard W. Stewart
                                             Title: Managing Director

                                             Nomura Corporate Research
                                             and Asset Management Inc.
                                                       as
                                                Collateral Manager

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                             Nomura Bond Loan

                                             By: /s/  Richard W. Stewart
                                             Name: Richard W. Stewart
                                             Title: Managing Director

                                             By: UFJ Trust Bank Limited
                                                 as Trustee
                                             By: Nomura Corporate Research and
                                                 Asset Management Inc.
                                                 Attorney in Fact

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                         Octagon Investment Partners III, Ltd.
                                         By: Octagon Credit Investors, LLC
                                             as Portfolio Manager

                                             By: /s/  Michael B. Nechamkin
                                             Name: Steven Gorsk
                                             Title: Portfolio Manager

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this Second Amendment to Credit Agreement.

                                          Protective Life Insurance Company

                                             By: /s/  Diane S. Griswold
                                             Name: Diane S. Griswold
                                             Title: AVP

                                [Signature Page]

                                                                       EXHIBIT E

                                    [FORM OF]
                             COMPLIANCE CERTIFICATE

                              _____________, 200__

JPMorgan Chase Bank, as Administrative Agent
2200 Ross Avenue, 3rd Floor
Dallas, Texas  75201
Attention: Mike Lister

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement dated as of June 4, 2002 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), by and among Trinity Industries, Inc., a Delaware corporation ("Borrower"), the Lenders named therein, JPMorgan Chase Bank, as Administrative Agent to the Lenders ("Administrative Agent"), and the other Agents named therein. Capitalized terms used herein without definition and which are defined in the Credit Agreement shall have the respective meanings assigned to such terms in the Credit Agreement.

Pursuant to Section 6.01(c) of the Credit Agreement, the undersigned Financial Officer of Borrower hereby certifies to Administrative Agent as follows: (a) the information furnished in the calculations attached hereto was true and correct as of the last day of the Fiscal [Year] [Quarter] ended _____________; (b) as of the date of this Compliance Certificate, there exists no Default or Event of Default or condition which would, with either or both the giving of notice or the lapse of time, result in a Default of an Event of Default; and (c) the financial statements delivered herewith were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods.

IN WITNESS WHEREOF, the undersigned officer has executed this Compliance Certificate as of the date first written above.

                                             TRINITY INDUSTRIES, INC.

                                             By: ______________________________

                                             Name: ____________________________

                                             Title: ___________________________

                                  Exhibit E-1

                        COMPLIANCE CERTIFICATE WORKSHEET

1.       MINIMUM INTEREST COVERAGE RATIO - SECTION 7.09(a)

         (a)      consolidated net income                         $____________

         (b)      to the extent deducted in the calculation of    $____________
                  consolidated net income, Interest Expense

         (c)      to the extent deducted in the calculation of    $____________
                  consolidated net income, depreciation and amortization

         (d)      to the extent deducted in the calculation of    $____________
                  consolidated net income, income and
                  franchise tax expenses

         (e)      to the extent deducted in the calculation of    $____________
                  consolidated net income, one-time cash
                  charges not to exceed an amount agreed to by the Lenders

         (f)      to the extent deducted in the calculation of    $____________
                  consolidated net income, $ non-recurring, non-cash gains or losses and/or extraordinary gains or losses, including, but not limited to, gains or losses on the disposition of assets (other than in connection with the sale of rail cars from the lease fleet in the ordinary course of business)

         (g)      EBITDA (the sum of items (a), (b), (c), (d)     $____________
                  and (e) above, minus item (f) above)

         (h)      EBITDA derived from the assets pledged to       $____________
                  the TILC Conduit Indebtedness and the ETC
                  Indebtedness

         (i)      Capital Expenditures (Non-Leasing Company)      $____________
                  (excluding such expenditures $ financed with the proceeds of the Equity Contribution, which such expenditures, as of the date hereof, aggregate $_________)

         (j)      cash interest payments (excluding such          $____________
                  payments made with respect to $ the TILC
                  Conduit Indebtedness and the ETC
                  Indebtedness)

         (k)      Interest Coverage Ratio (item (g) above less     _____ to 1.00
                  items (h) and (i) above to divided by item
                  (j) above)

         (l)      Minimum Interest Coverage Ratio (from            _____ to 1.00
                  Section 7.09(a))

2.       MAXIMUM LEVERAGE RATIO - SECTION 7.09(b)

         (a)      Indebtedness (other than the TILC Conduit       $____________
                  Indebtedness and the ETC Indebtedness)

                                  Exhibit E-2

         (b)      LC Exposure                                     $____________

         (c)      Total Debt (item (a) above minus item (b)       $____________
                  above)

         (d)      EBITDA (from item 1(g) above) less item 1(h)    $____________
                  above

         (e)      Leverage Ratio (item (c) above divided by        ____ to 1.00
                  item (d) above)

         (f)      Maximum Leverage Ratio (from Section 7.09(b))    ____ to 1.00

3.       MINIMUM NET WORTH - SECTION 7.09(c)

         (a)      Amount from Section 7.09(c)(i) of the Credit    $ 800,000,000
                  Agreement

         (b)      cumulative consolidated net income              $____________

         (c)      50% of item (b) above                           $____________

         (d)      100% of net cash proceeds from the issuance     $____________
                  of Equity

         (e)      Consolidated Net Worth                          $____________

         (f)      Minimum Consolidated Net Worth (the sum of      $____________
                  items (a), (c) and (d) above)

4.       MINIMUM ASSET COVERAGE RATIO - SECTION 7.09(d)

         (a)      Book Value of accounts receivable (net of       $____________
                  applicable reserves)

         (b)      Book Value of inventory (net of applicable      $____________
                  reserves)

         (c)      Book Value of property, plant and equipment     $____________
                  (net)

         (d)      Asset Value (the sum of items (a), (b) and      $____________
                  (c) above)

         (e)      Aggregate Credit Exposure                       $____________

         (f)      Existing LC Exposure                            $____________

         (g)      Asset Coverage Ratio (item (d) above divided     ____ to 1.00
                  by the sum of items (e) and (f) above)

         (h)      Minimum Asset Coverage Ratio                     2.50 to 1.00

5.       MINIMUM TILC INTEREST COVERAGE RATIO - SECTION 7.09(e)

         (a)      EBITDA derived from the assets pledged to       $____________
                  the TILC Conduit Indebtedness $ and the ETC
                  Indebtedness

                                  Exhibit E-3

         (b)      cash interest payments made with respect to     $_____________
                  the TILC Conduit Indebtedness and the ETC
                  Indebtedness

         (c)      TILC Interest Coverage Ratio (item (a) above     _____ to 1.00
                  divided by item (b) above)

        (d)       Minimum TILC Interest Coverage Ratio (from        1.50 to 1.00
                  Section 7.09(e))

6.       CAPITAL EXPENDITURES -SECTION 7.11

         (a)      Capital Expenditures (Leasing Company)          $_____________

         (b)      Maximum Capital Expenditures (Leasing           $  150,000,000
                  Company) per Fiscal Year (from Section 7.11)

                                   Exhibit E-4

                                  SCHEDULE 7.04

                              EXISTING INVESTMENTS

                                                  REMAINING
                                                  INVESTMENT
COMPANY                           INTEREST        COMMITMENT
-------                           --------        ----------
Transport Capital                  17.0%             $ -0-
American Made                       48.3               1.7 mil
Communispace                         3.0               -0-
Townsend Tarnell                     3.5               -0-
GoFigure Technologies               27.0               -0-
Vellis Knowledge                    25.0               -0-
EPCAD                               25.0               -0-
7th View                            21.0               -0-
Q-Hire                              15.0               -0-
Media Truck                         10.0               -0-
Alpha Biosystems                    17.0               -0-
Knowledge 2 Share                   50.0               -0-
e-World Freight                      5.0               -0-
Iktan                                1.0               -0-
WorldO.com                           5.0               -0-
Starguide Digital                    1.0               -0-
Hybrigen                             2.0               -0-
Point to Point                      10.0               -0-
                                                     -----
TOTAL                                                $ 1.7 MIL
                                                     =====

                                Schedule 7.04 - 1